UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

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ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2016, Michael Szymanski, the Chief Executive Officer and President of ZAIS Group Holdings, Inc. (the “Company”), Nisha Motani, the Acting Chief Financial Officer and Chief Accounting Officer of the Company, and Howard Steinberg, the General Counsel of the Company, agreed with ZAIS Group Parent, LLC (“Parent”), the majority owned subsidiary of the Company, to cancel 163,265, 32,653 and 65,306 unvested Class B-0 Units in Parent, respectively, that they held.

In consideration for the cancellation of their unvested Class B-0 Units, the Company granted Mr. Szymanski, Ms. Motani and Mr. Steinberg an equivalent number of restricted stock units (“RSUs”) (163,265, 32,653 and 65,306, respectively) under the Company’s 2015 Stock Incentive Plan. All of the RSUs are scheduled to vest on March 17, 2017, provided that the executive remains continuously employed by ZAIS Group, LLC or its subsidiaries through such vesting date. Each of Mr. Szymanski, Ms. Motani and Mr. Steinberg also entered into a new restrictive covenant agreement that contains the same restrictive covenants that they were subject to under the Parent Amended and Restated Limited Liability Company Operating Agreement, as amended, before they agreed to cancel their unvested Class B-0 Units.

In addition to the above executives, other employees of ZAIS Group, LLC holding unvested Class B-0 Units similarly agreed to cancel their Class B-0 Units, electing to receive either cash (upon satisfaction of vesting requirements) or RSUs in substitution therefor. Parent will pay an aggregate of $256,433 to employees who elected to receive cash on or around March 17, 2017, provided the employee remains continuously employed by ZAIS Group, LLC or its subsidiaries through such date. The Company issued an aggregate of 622,123 RSUs to those employees who elected to receive RSUs and such RSUs are scheduled to vest on March 17, 2017, provided the employee remains continuously employed by ZAIS Group, LLC or its subsidiaries through such date.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1	Form of Employee Restricted Stock Units Agreement, dated December 30, 2016.
10.2	Form of Employee Restrictive Covenants Agreement, dated December 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

By:	/s/ Michael Szymanski
Michael Szymanski
Chief Executive Officer

Date: January 5, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Employee Restricted Stock Units Agreement, dated December 30, 2016.
10.2	Form of Employee Restrictive Covenants Agreement, dated December 30, 2016.